Finance costs (net) (Tables)	12 Months Ended
Dec. 31, 2017
Finance Costs Net Tables
Finance costs (net)
in € thousand	2015	2016	2017

Finance income	5	1	130

Interest on preferred shares	(1,056)	(1,836)	(2,229)
Cost of issuing preferred shares	(84)	(193)	(345)
Unrealized FX-losses	0	(3)	(2,358)
Other finance costs	0	(17)	10
Finance costs	(1,140)	(2,049)	(4,923)

Finance costs (net)	(1,135)	(2,048)	(4,793)